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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
 July 14, 2009 (July 13, 2009)

Janus Capital Group Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	001-15253	43-1804048
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

151 DETROIT STREET
DENVER, COLORADO 80206
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (303) 691-3905

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

On July 14, 2009, Janus Capital Group Inc. ("JCG" or the "Company") issued a press release reporting: (i) its financial results for the second quarter 2009, (ii) that Gary D. Black, the Company's Chief Executive Officer ("CEO") has stepped down, (iii) the appointment of Timothy K. Armour as Interim CEO, and (iv) proposed common stock and convertible senior notes offerings. Copies of that press release and the earnings presentation are being furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report.

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

(b)
Departure of Chief Executive Officer and Director

On July 14, 2009, JCG announced that Gary D. Black, the Company's CEO and a member of the Company's Board of Directors, has stepped down from all of his directorships, offices and positions at the Company effective July 13, 2009.

(c)
Appointment of Interim Chief Executive Officer

On July 14, 2009, Timothy K. Armour, a member of the Company's Board of Directors, was named Interim CEO. Mr. Armour, age 60, has more than 20 years of investment industry experience, including 10 years as a senior executive at Morningstar Inc. (Managing Director from 2000 to 2008, its President from 1999 to 2000, and its Chief Operating Officer from 1998 to 1999), and five years as President of Stein Roe Farnham's mutual fund division. Mr. Armour currently serves as a director of AARP Services Inc. and as a trustee of AQR Mutual Funds. Mr. Armour joined the Company's Board of Directors in March 2008 and served on the Board's Compensation Committee and Planning and Strategy Committee, working closely with Janus' executive leadership on the Company's strategy. Mr. Armour will assume day-to-day management of the Company and assist with the recruitment of a permanent CEO successor.

(e)
Agreement Related to the Departure of Chief Executive Officer

In connection with Mr. Black stepping down as CEO, the Company entered into a Separation Agreement, dated July 13, 2009, with Mr. Black. Under the terms of the Separation Agreement and consistent with the terms of the severance benefits set forth in his Severance Rights Agreement, dated May 1, 2008, Mr. Black will be entitled to a cash severance payment of approximately $6.8 million and the acceleration of all of his long-term incentive awards resulting in a non-cash charge of $5.3 million. The combined charge of $12.1 million will be reflected in the Company's third quarter results. In addition, Mr. Black's Separation Agreement entitles him to certain other benefits including participation in the Company's medical, dental and vision plans for a period of 12 months.

A copy of the Separation Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of such exhibit.

Item 8.01    Other Events

Proposed Common Stock and Convertible Senior Notes Offerings, and Cash Tender Offer for Certain Outstanding Senior Notes

On July 14, 2009, JCG issued press releases announcing its intent to raise capital through common stock and convertible senior notes offerings, and commence a cash tender offer for certain outstanding senior notes. Copies of the press releases announcing the capital raise and cash tender offer are hereby incorporated by reference and attached hereto as Exhibits 99.3 and Exhibit 99.4, respectively.

Updated Financial Information as of and for the Years Ended December 31, 2008, 2007 and 2006

JCG updated certain items in its Annual Report on Form 10-K for the year ended December 31, 2008 ("2008 10-K") to reflect the retrospective application of Statement of Financial Accounting Standards No. 160 "Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51" ("SFAS 160") and the amended provisions of Emerging Issues Task Force Topic D-98 "Classification and Measurement of Redeemable Securities" ("EITF D-98"). JCG adopted SFAS 160 and EITF D-98 effective January 1, 2009, which are required to be retrospectively applied upon adoption.

The 2008 10-K has been updated because it will be incorporated by reference in filings with the Securities and Exchange Commission in connection with the common stock and convertible senior notes offerings announced July 14, 2009. The revised Selected Financial Data, Management's Discussion and Analysis of Financial Condition, Results of Operations, and Financial Statements and Supplementary Data as of and for the years ended December 31, 2008, 2007 and 2006 are hereby incorporated by reference to this Current Report and attached hereto as Exhibit 99.5. No items other than those identified above are being updated by this filing and no information subsequent to the filing of JCG's 2008 10-K on February 26, 2009, has been updated other than the retrospective application of SFAS 160 and EITF D-98.

This Current Report on Form 8-K should be read in conjunction with JCG's 2008 10-K, Quarterly Report on Form 10-Q for the period ended March 31, 2009, and other Current Reports filed subsequent to the filing of the 2008 10-K.

Summary Financial Results for the Second Quarter 2009

JCG is filing selected portions of the press release announcing its financial results for the second quarter 2009. A copy of the selected portions of the press release is hereby incorporated by reference to this Current Report and attached hereto as Exhibit 99.6.

Item 9.01    Financial Statements and Exhibits

(d)
Exhibits

10.1
Separation Agreement by and between Janus Capital Group Inc. and Gary D. Black, dated July 13, 2009

23.1
Consent of Independent Registered Public Accounting Firm—Deloitte & Touche LLP

99.1
Janus Capital Group Inc. press release reporting its financial results for the second quarter 2009, that Chief Executive Officer Gary D. Black has stepped down, the appointment of Timothy K. Armour as Interim Chief Executive Officer, and the proposed common stock and convertible senior note offerings

99.2
Janus Capital Group Inc. second quarter 2009 earnings presentation

99.3
Janus Capital Group Inc. press release announcing details of proposed common stock and convertible senior notes offerings

99.4
Janus Capital Group Inc. press release announcing details of proposed cash tender for certain outstanding senior notes

99.5
Updated Selected Financial Data, Management's Discussion and Analysis of Financial Condition and Results of Operations, and Financial Statements and Supplementary Data as of and for the years ended December 31, 2008, 2007 and 2006 (Part I, Items 6 and 7, and Part II Item 8 of Janus Capital Group Inc.'s Annual Report on Form 10-K for the year ended December 31, 2008 filed February 26, 2009)

99.6
Janus Capital Group Inc.'s second quarter 2009 summary financial results

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Janus Capital Group Inc.
Date: July 14, 2009	By:	/s/ GREGORY A. FROST Executive Vice President and Chief Financial Officer

 EXHIBIT INDEX

Exhibit No.	Document
10.1	Separation Agreement by and between Janus Capital Group Inc. and Gary D. Black, dated July 13, 2009
23.1	Consent of Independent Registered Public Accounting Firm—Deloitte & Touche LLP
99.1
Janus Capital Group Inc. press release reporting its financial results for the second quarter 2009, that Chief Executive Officer Gary D. Black has stepped down, the appointment of Timothy K. Armour as Interim Chief Executive Officer, and the proposed common stock and convertible senior note offerings
99.2	Janus Capital Group Inc. second quarter 2009 earnings presentation
99.3	Janus Capital Group Inc. press release announcing details of proposed common stock and convertible senior notes offerings
99.4	Janus Capital Group Inc. press release announcing details of proposed cash tender for certain outstanding senior notes
99.5
Updated Selected Financial Data, Management's Discussion and Analysis of Financial Condition and Results of Operations, and Financial Statements and Supplementary Data as of and for the years ended December 31, 2008, 2007 and 2006 (Part I, Items 6 and 7, and Part II Item 8 of Janus Capital Group Inc.'s Annual Report on Form 10-K for the year ended December 31, 2008 filed February 26, 2009)
99.6	Janus Capital Group Inc.'s second quarter 2009 summary financial results

QuickLinks

  Item 2.02 Results of Operations and Financial Condition
  Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
  Item 8.01 Other Events
  Item 9.01 Financial Statements and Exhibits
EXHIBIT INDEX